                        (R)
   The First Australia
   Fund, Inc.
-------------------------------------------------------------------
   Semi-Annual Report
   April 30, 1999

                      Highlights
      -------------------------------------------
      - All Dissenting Proposals Soundly
        Defeated.
      - Total market return of 72.4% since August

ALL AMOUNTS ARE U.S. DOLLARS UNLESS OTHERWISE STATED.

Managed by EquitiLink International Management Limited.

                             LETTER TO SHAREHOLDERS
                                                                   June 11, 1999
Dear Shareholder,
   This Report covers the activities of The First Australia Fund, Inc. for the six months ended April 30, 1999. Included is a review of the Australian economy and investment markets, together with an overview of the Fund's investments prepared by the Investment Manager, EquitiLink International Management Limited. Annual Shareholders Meeting--All Dissenting Proposals Soundly Defeated
   Shareholders showed their strong endorsement for management at the Fund's Annual Shareholders Meeting on April 23. The Directors were overwhelmingly re-elected and all dissenting proposals were soundly defeated. According to the Independent Inspectors of election, each of the Fund's Class II Directors received at least 9.5 million votes, while the proposed dissident slate of directors each received less than 1.8 million votes. All other dissident proposals were defeated by a margin of two to one or more.
Performance--Total Market Return of 72.4% since August 1998
   The Board of the Fund and management are pleased that shareholders overwhelmingly recognize the Fund's performance since the new portfolio team was implemented last year.
   The following chart is shown in response to shareholder questions regarding the performance of the Fund relative to the S&P 500 Accumulation Index. It was included in material sent to shareholders prior to and presented at the April 23, 1999 Annual Shareholders Meeting. The Fund's total market return since the new management team was fully implemented in August 1998 has been 72.4% compared with the S&P 500 Accumulation Index which returned 40.7% over the same period.

                          FIRST AUSTRALIA FUND vs S&P 500
                     Total Return with Dividends Reinvested

                                  [CHART TO COME]

Substantial Share Purchase
   The EquitiLink Group recently purchased 1,624,627 shares, or 9.5% of the Fund. These shares were acquired for investment purposes in light of the Directors' confidence in the strong growth prospects for the Australian equity market and the Fund's effectiveness for investing in Australia. At the Annual Shareholders Meeting, these shares were voted in accordance with the recommendation of the Board of Directors of the Fund.
Distribution
   At the meeting of the Board of Directors held on June 10, a distribution of 20 cents per share was declared for the quarter ending June 30, payable on July
16. This followed 20 cents per share paid on April 16. The Fund's distribution policy has been set at 9% per annum of NAV for the 1999 year. Over the past twelve months, the Fund has paid a total of 80.5 cents per share in distributions, or an annualized distribution yield of 10.5%, based on the share price of $7.69 as of the date of this report.
Net Asset Value--What It Means for Shareholders
   One of the proposals put forward by the minority dissenters at the Fund's Annual Shareholder Meeting, was that shareholders be provided with NAV for their shares within sixty days. Clearly this was an unrealistic and unattainable goal and the vast majority of shareholders recognized it to be so.
   The current NAV of the Fund's portfolio assumes that the Fund will continue as a 'going concern', i.e., the Fund will continue investing, reinvesting, and selling portfolio securities. Were the Fund to announce a substantial liquidation of the portfolio in order to meet shareholder redemption requests, the market value of the Fund's portfolio securities could be less than the value prevailing prior to the announcement of liquidation. In addition, a forced liquidation of the portfolio could generate taxes on capital gains realized, which would have to be paid either by the Fund or its shareholders. The liquidation would also cause the Fund to incur transactional costs as well as legal and corporate costs. What this means for shareholders is that the NAV of the Fund after a liquidation is likely to be less than the NAV of the Fund before a liquidation. Investors should therefore be aware of this situation when assessing the value of their investment under circumstances different from those of a 'going concern'.
   The independent Directors concluded that it is in the Fund's best interest to continue as an ongoing entity for serious long-term investors in Australia.
   For information about the Fund, please telephone investor relations at Dewe Rogerson, toll-free on 1-800-323-9995.

Yours sincerely,
Laurence S. Freedman                     Brian M. Sherman
Chairman                                 President

                          Explore EquitiLink's Website
                            http//:www.equitilink.com

Dividend Reinvestment and Cash Purchase Plan
   Participation in the Fund's Dividend Reinvestment and Cash Purchase Plan ('the Plan') allows you to automatically re-invest your distributions in shares of the Fund's common stock at favorable commission rates. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement, the Plan Agent will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month.
   As a Participant in the Plan, you will have the convenience of:
   Automatic reinvestment--the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;
   Lower costs--shares are purchased on your behalf under the Plan at reduced brokerage rates;
   Convenience--the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.
   To request a brochure containing information on the Plan, together with an authorization form, please telephone investor relations at Dewe Rogerson, toll-free on 1-800-323-9995.
                        REPORT BY THE INVESTMENT MANAGER
Share Price Performance
   Over the six-month reporting period, the Fund's total market return was 30.4%, compared with the S&P 500 Accumulation Index return of 22.3%. Over three months, the Fund's total market return was 21.1%, compared with the Index return of 4.7%. The Fund's stock closed at $8.13 per share at the end of the period.
   The Fund's total market return since the new Management team was fully implemented in August 1998 is 72.4%, compared with the S&P 500 Index which returned 40.7%.
NAV Performance
   The Fund's NAV increased by 26.0% over the six months assuming reinvestment of distributions.
Currency
   The Australian dollar strengthened 5.8% against the U.S. dollar during the reporting period.
Investment Strategy
   The Fund increased its exposure to the Resource sector over the six months, to be neutrally weighted compared with the ASX All Ordinaries Index. The Industrial sector has outperformed the Resource sector over the period but both performed very strongly. The Fund will remain relatively fully invested. Distribution Policy
   Over the past 12-month period, the Fund paid a total of 80.5 cents per share in distributions which equates to an annualized cash distribution yield of 10.5%, based on the share price of $7.69 as of the date of this report.
   At the meeting of the Board of Directors held on June 10, 1999, a distribution of 20 cents per share was declared for the quarter ending June 30, 1999, payable in July 1999.
                                       3

Portfolio Composition
   The following chart summarizes the composition of the Fund's portfolio, expressed as a percentage of net assets. At April 30, 1999, the Fund held 83% of its net assets in industrial stocks, 16% in resource stocks, and 1% in cash.
                                [CHART TO COME]
Selected Equity Holdings
   The following notes highlight the Fund's top ten holdings at April 30, 1999.
   Telstra Corporation Limited                             10.5% of total assets
      Australia's dominant telecommunications carrier, providing a full range of telecommunications services. The company will continue to participate in a rapidly growing market. Although deregulation of the Australian telecommunications market has increased competition and may lead to some erosion of Telstra's market share, profitability will grow strongly as costs are reduced.
   National Australia Bank Limited (NAB)                    9.7% of total assets
      Australia's largest full service banking group, with significant operations in Australia, New Zealand, the U.K. and U.S. NAB has grown its international retail banking presence through acquisitions while maintaining market leadership in Australia. The recent interim result showed strong growth in banking fees and commissions, as well as continuing emphasis on expense reduction.
   Westpac Banking Corporation Limited (WBC)                7.1% of total assets
      The second largest banking group in Australia, offering retail and wholesale banking services to Australia and New Zealand. Management remains focussed on optimizing its domestic banking business and integrating recent acquisitions. Sound capital management should drive earnings per share growth.
   Australia & New Zealand Banking Group Limited (ANZ)      6.0% of total assets
      Australia's fourth largest banking group, offering retail and wholesale banking services to Australia, New Zealand and Asia. Recent management changes have focused on cost control and growing non-interest income. Domestic asset quality and interest margins are trending favorably, underpinning a sound outlook for profitability.
                                       4

   News Corporation Limited                                 5.7% of total assets
      News Corporation is a global, vertically-integrated entertainment and media company. It produces film and television entertainment through the Fox brand name and also has significant interests in several major broadcast platforms such as B-Sky-B in the U.K. and the Fox TV network in the U.S. News Corporation has also entered into joint venture arrangements with other media/telecommunications companies in order to reduce financial risk and expand its global market presence.
   Fosters Brewing Group Limited                            4.1% of total assets
      An international beverage group focusing on beer, wine and other alcoholic beverages. Following the recent disposal of its holding in Molson Canada, Fosters derives the majority of its earnings from its Australian liquor operations.
   Rio Tinto Limited                                        3.6% of total assets
   The world's largest mining company, with assets located in North America, Europe, Southern Africa, South America, Australia and New Zealand. The company pursues world class ore bodies, with particular emphasis on copper, gold, diamonds, iron ore and coal. Strong financial management is a core competency of the group.
   Brambles Industries Limited                              3.4% of total assets
      Brambles Industries is a geographically diversified group operating in Australia, Europe and North America. Major activities include equipment rental, waste management, palette management (CHEP), security, industrial service, records management, and other transport-related services. The trend towards out-sourcing industrial services is underwriting strong growth for Brambles in its core operations.
   Lend Lease Corporation Limited                           3.2% of total assets
      Australia's largest integrated property and financial services group. The company has achieved 23 consecutive years of profit growth. It continues to leverage off its strong market presence in Australia with increasing involvement internationally. The group is involved in project management, design and construction, property development and facilities management. It is also a major provider of financial services--funds management and life insurance products--through the MLC group. The company is well positioned to maintain growth in profitability.
   Lang Corporation Limited                                 2.3% of total assets
      Lang Corporation is the owner of Australia's largest stevedoring company, Patrick, and TDG Autocare. Having resolved Patrick's union problems, the market will increasingly focus on the attractiveness of the stevedore business. Given that business is a duopoly, with high barriers to entry and steady long-term growth, the prospects for Lang Corporation are positive.
                       REVIEW AND OUTLOOK FOR THE AUSTRALIAN
                                FINANCIAL MARKETS
Economy
   The growth performance of the Australian economy exceeded most expectations in 1998. This appears to have continued through early 1999 to date, with surprisingly strong data continuing to build a positive picture. Domestic demand has been the key driver of the economy, more than offsetting the Asian-induced drag from net exports. This has been buoyed by high consumer confidence, falling interest rates and rising household wealth.
   As with the U.S., inflation has remained lower than generally expected, well below 2% over the last year, despite strong growth. A further moderation in wages growth recently, suggests that the positive inflation outlook is unlikely to be disrupted soon.
Stock Market
   The Australian stock market climbed to its all time highs over the six months, supported by strong economic data. Over the six months to April 30, 1999, the ASX All Ordinaries Accumulation Index increased by 26.3% in U.S. dollar terms.
   Industrial sector stocks pushed the market higher, with the Miscellaneous Industrials, Transport and Banking & Finance stocks increasing in excess of 30% over the period.
Currency
   The Australian dollar strengthened against the U.S. dollar during the reporting period. Expectations of stronger global industrial production and firmer commodity prices have induced positive sentiment towards the currency, which closed the quarter at 66.12 cents. This represented a gain of 5.8% against the U.S. dollar over the six months.
   The resilience of Australian economic growth is a key positive for the currency in the near term. Looking further out, improving global growth should lead commodity prices higher, supporting the Australian dollar.
                                     EquitiLink International Management Limited

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Portfolio of Investments
April 30, 1999
(Unaudited)

---------------------------------------------------------
                                                Value
  Shares               Description              (US$)
---------------------------------------------------------
               LONG-TERM INVESTMENTS--100.1%
               Common and Preferred Stocks--100.1%
               Diversified Industries--25.4%
  1,735,398    Australian Infrastructure
                 Group.....................  $  2,534,895
    750,000    CSR Limited.................     2,002,678
  1,110,000    Fairfax (John) Holdings
                 Limited...................     3,074,012
    500,000    Faulding (F.H.) & Company
                 Limited...................     2,809,037
  2,425,000    Fosters Brewing Group
                 Limited...................     7,065,158
  2,700,000    Futuris Corporation
                 Limited...................     3,908,197
  1,200,000    Lang Corporation Limited....     3,933,974
    845,000    Leighton Holdings Limited...     3,183,465
    410,000    Lend Lease Corporation
                 Limited...................     5,520,868
  1,800,000    MTM Entertainment Trust*....     1,154,018
    560,000    Orica Limited...............     3,255,681
    780,000    Pioneer International
                 Limited...................     1,902,346
    110,000    Publishing & Broadcasting
                 Limited...................       738,459
    500,000    Toll Holdings Limited
                 Convertible Preferred
                 Stock.....................     1,946,497
                                             ------------
                                               43,029,285
                                             ------------
               Resources And Mining--16.5%
  1,051,000    Acacia Resources Limited....     1,458,783
    717,000D   Anaconda Nickel Limited*....     1,421,703
    310,000    Broken Hill Proprietary
                 Company Limited...........     3,500,417
    480,000    Comalco Limited.............     2,046,301
  2,810,000    M.I.M. Holdings Limited.....     1,652,970
    830,700    Newcrest Mining Limited*....     1,905,207
    600,000    North Limited...............     1,269,024
    824,400    Orogen Minerals Limited.....     1,002,592
    366,800    Rio Tinto Limited...........     6,170,007
    475,000    Santos Limited..............     1,632,546
  1,030,000    WMC Limited.................     4,445,483
    223,440    Woodside Petroleum
                 Limited...................     1,521,131
                                             ------------
                                               28,026,164
                                             ------------
               Services--58.2%
    325,574    Adelaide Bank Limited.......     1,243,787
  1,300,000    Australia & New Zealand
                 Banking Group Limited.....    10,285,041
    195,000    Brambles Industries
                 Limited...................     5,723,149
    940,000    Cable & Wireless Optus
                 Limited*..................     2,112,396
    636,500    Colonial Limited............     2,393,752
    495,000    Data Advantage Limited*.....     1,452,636
    429,500    Formida Holdings Limited*...       567,756
  1,300,000    Jupiters Limited............     3,265,093
    850,000    National Australia Bank
                 Limited...................    16,528,374
---------------------------------------------------------
                                                Value
  Shares               Description              (US$)
---------------------------------------------------------
  1,550,000    National Mutual Holdings
                 Limited...................  $  2,725,096
  1,170,000    News Corporation Limited....     9,793,215
  1,230,000    Pacific Magazines & Printing
                 Limited...................     2,764,092
  1,290,000    Qantas Airways Limited......     3,538,395
    650,000    QBE Insurance Group
                 Limited...................     2,904,214
  3,300,000Pound Telstra Corporation
                 Limited*..................    17,885,304
  1,900,000D   Village Roadshow Limited
                 Voting Preferred Stock....     3,202,302
  1,600,000    Westpac Banking Corporation
                 Limited...................    12,199,549
                                             ------------
                                               98,584,151
                                             ------------
               Total common and preferred
                 stocks
                 (cost US$138,740,857).....   169,639,600
                                             ------------
 Principal
   Amount
   (000)       SHORT-TERM INVESTMENTS--0.4%
               Demand Deposits--0.3%
A$      833    Banque Nationale de Paris,
                 Demand Deposit, 4.40%.....       550,551
          2    State Street Bank & Trust
                 Company, Demand Deposit,
                 4.05%.....................         1,413
                                             ------------
               Total demand deposits
                 (cost US$545,905).........       551,964
                                             ------------
               Repurchase Agreement--0.1%
US$     124    Repurchase Agreement, State
                 Street Bank & Trust
                 Company, 4.70% dated
                 4/30/99, due 5/4/99 in
                 the amount of $124,065
                 (cost $124,000;
                 collateralized by $95,000
                 U.S. Treasury bill, due
                 8/15/17; value including
                 accrued
                 interest--US$128,725).....       124,000
                                             ------------
               Total short-term investments
                 (cost US$669,905).........       675,964
                                             ------------
               Total Investments--100.5%
                 (cost US$139,410,762).....   170,315,564
               Liabilities in excess of
                 other
                 assets--(0.5%)............      (853,469)
                                             ------------
               Net Assets--100%............  $169,462,095
                                             ------------
                                             ------------

------------------
* Non-income producing security.
D Portion of securities on loan.
Pound Fair valued security.
                                          See Notes to Financial Statements.
                                       7

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Statement of Assets and Liabilities
April 30, 1999
(Unaudited)
----------------------------------------------------------

Assets
Investments, at value (cost
  $139,410,762)........................   $170,315,564
Foreign currency, at value (cost
  $224,202)............................        222,471
Cash...................................            193
Receivable for investments sold........         88,398
Dividends and interest receivable......         20,691
Other assets...........................         14,478
                                          ------------
    Total assets.......................    170,661,795
                                          ------------
Liabilities
Payable for investments purchased......        184,448
Accrued expenses and other
  liabilities..........................        867,983
Investment management fee payable......        139,374
Administration fee payable.............          7,895
                                          ------------
    Total liabilities..................      1,199,700
                                          ------------
Net Assets                                $169,462,095
                                          ------------
                                          ------------
Net assets were comprised of:
  Common stock, $.01 par value.........   $    171,900
  Paid-in capital in excess of par.....    152,880,695
                                          ------------
                                           153,052,595
  Distributions in excess of net
    investment income..................     (1,579,627)
  Accumulated net realized gain on
  investments..........................        103,803
  Net unrealized appreciation on
  investments..........................     29,379,910
  Accumulated net realized and
    unrealized foreign exchange loss...    (11,494,586)
                                          ------------
  Net assets...........................   $169,462,095
                                          ------------
                                          ------------
Net asset value per share:
  ($169,462,095 / 17,189,998 shares of
  common stock issued and
  outstanding).........................          $9.86
                                          ------------
                                          ------------

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Statement of Operations
Six months ended April 30, 1999
(Unaudited)
----------------------------------------------------------

Net Investment Income
Income
  Dividends (net of foreign withholding
    taxes of $47,951)...................   $  1,953,199
  Interest..............................        107,281
  Income from securities loaned, net....         15,944
                                           ------------
    Total income........................      2,076,424
                                           ------------
Expenses
  Investment management fee.............        684,996
  Legal fees and expenses...............        335,000
  Shareholder relations and
  communications........................        305,000
  Independent accountant's fees and
  expenses..............................        237,000
  Directors' fees and expenses..........        168,000
  Custodian's fees and expenses.........        103,000
  Administration fee....................         38,273
  Transfer agent's fees and expenses....         19,000
  Insurance expense.....................          7,000
  Miscellaneous.........................         20,503
                                           ------------
  Total operating expenses..............      1,917,772
                                           ------------
Net investment income before excise
  tax...................................        158,652
Excise tax..............................        (44,644)
                                           ------------
Net investment income...................        114,008
                                           ------------
Realized and Unrealized Gains
on Investments and Foreign Currencies
Net realized gain on investment
  transactions..........................        783,971
Net change in unrealized appreciation on
  investments...........................     25,332,359
                                           ------------
Net gain on investments.................     26,116,330
                                           ------------
Net increase in net assets resulting
  from operations before net foreign
  exchange gain.........................     26,230,338
Net realized and unrealized foreign
  exchange gain.........................      8,313,297
                                           ------------
Net Increase In Net Assets
Resulting From Operations...............   $ 34,543,635
                                           ------------
                                           ------------

See Notes to Financial Statements.        See Notes to Financial Statements.
                                       8

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Statement of Changes
in Net Assets
(Unaudited)
----------------------------------------------------------

                              Six Months
                                Ended         Year Ended
Increase (Decrease)           April 30,      October 31,
in Net Assets                    1999            1998
                             ------------    ------------
Operations
  Net investment income...   $    114,008    $  3,569,719
  Net realized gain on
    investments...........        783,971      10,321,183
  Net change in unrealized
    appreciation on
    investments...........     25,332,359       1,437,050
                             ------------    ------------
  Net increase in net
    assets resulting from
    operations before net
    foreign exchange
    gain..................     26,230,338      15,327,952
  Net realized and
    unrealized foreign
    exchange gain (loss)..      8,313,297     (18,745,223)
                             ------------    ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations............     34,543,635      (3,417,271)
Dividends to shareholders
  from net investment
  income..................     (2,372,130)     (3,991,702)
Distributions to
  shareholders from net
  realized capital
  gains...................     (4,503,686)    (11,207,892)
Net asset value of shares
  issued to shareholders
  in connection with
  distribution paid in
  stock...................             --         988,653
                             ------------    ------------
Total increase
  (decrease)..............     27,667,819     (17,628,212)
Net Assets
Beginning of period.......    141,794,276     159,422,488
                             ------------    ------------
End of period.............   $169,462,095    $141,794,276
                             ------------    ------------
                             ------------    ------------

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Notes to Financial Statements
(Unaudited)
----------------------------------------------------------
   The First Australia Fund, Inc. (the 'Fund') is a closed-end, nondiversified management investment company incorporated in Maryland on September 30, 1985. The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on Australian stock exchanges. The Fund's secondary investment objective is current income. It is expected that normally at least 65% of the Fund's total assets will be invested in equity securities listed on Australian stock exchanges and that current income will be derived primarily from dividends and interest on Australian corporate and governmental securities. The ability of issuers of debt securities, including foreign currency balances on deposit with the Fund's Australian subcustodian bank, held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

Note 1. Accounting            The following is a summary of
                              significant accounting policies Policies
                              followed by the Fund in the preparation of its
financial statements.
Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.
Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price on the date of valuation, then investments are valued at the most recently available sales price or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.
   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction
See Notes to Financial Statements.
                                       9
exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Foreign Currency Translation: Australian dollar ('A$') amounts are translated into United States dollars ('US$') on the following basis:
      (i) market value of investment securities, other assets and liabilities at the exchange rates at the end of the reporting period;
      (ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.
   The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at April 30, 1999. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.
   Net realized and unrealized foreign exchange gains of $8,313,297 includes realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange losses shown in the composition of net assets at April 30, 1999 represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.
   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.
   The exchange rate at April 30, 1999 was US$.6610 to A$1.00 for the Australian dollar.
Options: The Fund may either purchase or write options in order to hedge against adverse market movements with respect to securities which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gains or loss on written options is presented separately as net realized gain (loss) on written option transactions.
   The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
Dividends and Distributions: It is the Fund's current policy to pay regular quarterly distributions at an annual rate, which is a percentage of the rolling average of the Fund's prior four quarter-end net asset values. The distributions will be made from net investment income, net realized capital gains and, to any extent necessary, paid-in capital. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences are primarily due to differing treatments for foreign currencies.
Taxes: For federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars are recognized for tax purposes.
   No provision has been made for United States income taxes because it is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Provision has been made for United States excise taxes incurred during the prior fiscal year. Australia imposes a withholding tax of 15% on certain dividends and 10% on certain interest. Securities Lending: The Fund may lend its securities to approved borrowers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. During the six months ended April 30, 1999, the Fund decreased distributions in excess of net investment income by $712,291, increased accumulated net realized gains on investments by $235,707, increased accumulated realized and unrealized foreign exchange losses by $903,354 and decreased paid-in capital in excess of par by $44,644. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements            The Fund has agreements
                              with EquitiLink International Management Limited
(the 'Investment Manager'), EquitiLink Australia Limited (the 'Investment Adviser'), and Prudential Investments Fund Management, LLC (the 'Administrator'). The Investment Manager and the Investment Adviser are affiliated companies.
   The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.
   The Investment Manager pays fees to the Investment Adviser for their services rendered. The Investment Manager informed the Fund that it paid $178,958 to the Investment Adviser during the six months ended April 30, 1999.
   The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 1.10% of the Fund's average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million. The administration agreement provides the Administrator with a fee at the annual rate of the greater of $25,000 or 0.05% of the Fund's average weekly net assets.

Note 3. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for the six months ended
April 30, 1999 aggregated $134,683,027 and $137,123,640, respectively.
   As of April 30, 1999, the Fund had securities on loan with an aggregate market value of $3,918,830. As of this date, the collateral held for securities on loan was comprised of securities with an aggregate market value of $5,277,623.
   The United States federal income tax basis of the Fund's investments at April 30, 1999 was $141,868,202 and accordingly, net unrealized appreciation for United States federal income tax purposes was $28,447,362 (gross unrealized appreciation--$33,485,135; gross unrealized depreciation--$5,037,773).

Note 4. Capital               There are 20 million shares of
                              $.01 par value common stock authorized. Of the
17,189,998 shares issued and outstanding at April 30, 1999, the Investment Manager owned 45,135 shares. During the six months ended April 30, 1999 and fiscal year ended October 31, 1998 the Fund issued -0- and 130,732 shares, respectively, in connection with cash dividends paid in stock and as a result of the reinvestment of dividends paid to shareholders enrolled in the dividend reinvestment plan.
                                       11

Note 5. Dividend              On June 10, 1999 the Board
and Distribution              of Directors of the Fund
                              declared a distribution of US$.20 per share from
realized short-term capital gains payable on July 16, 1999 to shareholders of record on June 30, 1999.

Note 6. Pending               On January 22, 1999, a pur-
Litigation                    ported class action was
                              brought against the directors of the Fund, the
Investment Manager and the Investment Adviser alleging a breach of fiduciary duty to the Fund in failing to take adequate steps to diminish the discount of the Fund's share price to its net asset value. (Ariel Marquit v. Sherman et al., Civil Action No. 2:99cv00289, D.N.J.) The Fund was advised by counsel that the complaint was without merit and the claim was subsequently dismissed by order of the court.
                                       12

--------------------------------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Financial Highlights
(Unaudited)
--------------------------------------------------------------------------------

                                                   Six Months
                                                     Ended                          Years Ended October 31,
                                                   April 30,      ------------------------------------------------------------
                                                      1999          1998         1997         1996         1995         1994
                                                   ----------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............    $    8.25     $   9.35     $  10.98     $  10.04     $  11.76     $  11.37
                                                   ----------     --------     --------     --------     --------     --------
Net investment income...........................          .01          .21          .18          .20          .22          .14
Net realized and unrealized gain (loss) on
  investments
  and foreign currencies........................         2.00         (.41)       (1.45)        1.25         (.71)        1.84
                                                   ----------     --------     --------     --------     --------     --------
  Total from investment operations..............         2.01         (.20)       (1.27)        1.45         (.49)        1.98
                                                   ----------     --------     --------     --------     --------     --------
Dividends from net investment income............         (.14)        (.23)        (.17)        (.23)        (.22)        (.10)
Distributions from net capital and currency
  gains.........................................         (.26)        (.66)        (.18)        (.26)        (.94)        (.11)
                                                   ----------     --------     --------     --------     --------     --------
  Total dividends and distributions.............         (.40)        (.89)        (.35)        (.49)       (1.16)        (.21)
                                                   ----------     --------     --------     --------     --------     --------
Capital reduction with respect to issuance of
  Fund shares...................................           --         (.01)        (.01)        (.02)        (.07)       (1.38)
                                                   ----------     --------     --------     --------     --------     --------
Net asset value, end of period..................    $    9.86     $   8.25     $   9.35     $  10.98     $  10.04     $  11.76
                                                   ----------     --------     --------     --------     --------     --------
                                                   ----------     --------     --------     --------     --------     --------
Market price per share, end of period...........    $   8.125     $ 6.5625     $   7.44     $  9.125     $   8.19     $  10.13
                                                   ----------     --------     --------     --------     --------     --------
                                                   ----------     --------     --------     --------     --------     --------
TOTAL INVESTMENT RETURN BASED ONPound:
Market value....................................        30.41%       (0.38)%     (15.17)%      17.76%       (7.84)%      (0.56)%
Net asset value.................................        25.81%       (0.34)%     (11.37)%      15.55%       (2.70)%       5.39%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.........         2.55%*       1.61%        1.39%        1.41%        1.50%        1.45%
Ratio of net investment income to average net
  assets........................................          .15%*       2.38%        1.68%        1.86%        2.24%        1.42%
Portfolio turnover rate.........................           89%         180%         270%         133%          45%          46%
Net assets, end of period (000 omitted).........    $ 169,462     $141,794     $159,422     $185,756     $168,111     $186,852
Average net assets (000 omitted)................    $ 155,277     $149,827     $182,588     $178,756     $162,228     $149,801

---------------
     * Annualized.
 Pound Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
 NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's shares.
See Notes to Financial Statements.
                                       13

                         Supplemental Proxy Information

   The Annual Meeting of Shareholders of The First Australia Fund, Inc. (the 'Fund') was held on Friday, April 23, 1999 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1) To elect five Directors to serve as Class II Directors for a three-year term expiring in 2002:
    - Rt. Hon. Malcolm Fraser
    - Harry A. Jacobs, Jr.
    - Howard A. Knight
    - Richard H. McCoy
    - Brian M. Sherman
    - Ronald G. Olin
    - Ralph W. Bradshaw
    - Gary A. Bentz
    - William A. Clark
    - Gerald Hellerman
    Directors whose term of office continued beyond this meeting are as follows: Anthony E. Aaronson, Sir Roden Cutler, David Lindsay Elsum, Laurence S. Freedman, Michael R. Horsburgh, Roger C. Maddock, Nevile J. Miles, William J. Potter and John T. Sheehy;
(2) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending October 31, 1999;
(3) To terminate the Investment Management Agreement with EquitiLink International Management Limited;
(4) That the Board take whatever steps necessary for shareholders to receive net asset value for their shares within 60 days of the meeting;
(5) That all directors not standing for reelection who oppose item Pound4 resign;
(6) To reimburse shareholder proponent's fees and expenses.


The results of the proxy solicitation on the above matters were as follows:

               Director/Auditor            Votes for       Votes against      Votes withheld      Abstentions
         -----------------------------    ------------    ---------------    ----------------    -------------
(1)      Rt. Hon. Malcolm Fraser             9,578,300          --                    909,565         --
         Harry A. Jacobs, Jr.                9,581,669          --                    906,196         --
         Howard A. Knight                    9,540,710          --                    947,155         --
         Richard H. McCoy                    9,542,048          --                    945,817         --
         Brian M. Sherman                    9,609,751          --                    878,114         --
         Ronald G. Olin                      1,765,148          --                     23,690         --
         Ralph W. Bradshaw                   1,765,148          --                     23,690         --
         Gary A. Bentz                       1,765,148          --                     23,690         --
         William A. Clark                    1,765,148          --                     23,690         --
         Gerald Hellerman                    1,765,148          --                     23,690         --
(2)      PricewaterhouseCoopers LLP         10,072,998            252,978           --               1,950,725
(3)      Terminate Investment
         Agreement                           2,870,031          6,522,667           --                 401,415
(4)      Net asset value within 60
         days                                3,224,049          6,330,907           --                 239,365
(5)      Resignation of directors            2,874,034          6,580,953           --                 338,973
(6)      Reimburse fees and expenses         2,437,404          7,061,267           --                 295,537

                                       14

Directors
Anthony E. Aaronson
Sir Roden Cutler
David Lindsay Elsum
Rt. Hon. Malcolm Fraser
Laurence S. Freedman, Chairman
Michael R. Horsburgh
Harry A. Jacobs, Jr.
Howard A. Knight
Richard H. McCoy
Neville J. Miles
William J. Potter
Peter D. Sacks
John T. Sheehy
Brian M. Sherman

Officers
Brian M. Sherman, President
Laurence S. Freedman, Vice President
Ouma Sananikone-Fletcher, Assistant Vice President
  and Chief Investment Officer
David Manor, Treasurer
Roy M. Randall, Secretary
Barry G. Sechos, Assistant Treasurer
Kenneth T. Kozlowski, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary

The accompanying financial statements as of April 30, 1999 were not audited and accordingly, no opinion is expressed on them.
This report, including the financial statements herein, is transmitted to the shareholders of The First Australia Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

------------------------------------------------------
-------------------------------------------------------------------
-------------------------------------------------------------------
            Investment Manager
            EquitiLink International Management Limited
            P.O. Box 578, 17 Bond Street
            St. Helier, Jersey, JE4 5XB Channel Islands

            Investment Adviser
            EquitiLink Australia Limited
            190 George Street
            Sydney, NSW 2000, Australia

            Administrator
            Prudential Investments Fund Management LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077

            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171

            Independent Accountants
            PricewaterhouseCoopers LLP
            1177 Avenue of the Americas
            New York, New York 10036

            Legal Counsel
            Dechert Price & Rhoads
            1775 Eye Street N.W.
            Washington, D.C. 20006-2401
            Stikeman, Elliott
            Level 40, Chifley Tower
            2 Chifley Square
            Sydney, NSW 2000, Australia

                              Gateway Center Three
                              100 Mulberry Street
                             Newark, NJ 07102-4077
                 for information call toll-free (800) 362-3277
                             collect (973) 367-7403
                  or for information regarding net asset value
                                 (800) 451-6788

        Shares of The First Australia Fund, Inc. are traded on the American Stock Exchange and on the Pacific Stock Exchange under the symbol 'IAF'. Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

        For a weekly update of the Fund's net asset value
      and share price, or to receive more information on the Fund, call toll-free:
                                 1-800-323-9995
      318652104